Convertible unsecured senior notes - Additional Information (Detail) - Convertible Notes [Member] - USD ($) $ / shares in Units, $ in Thousands	Jun. 19, 2018	Nov. 30, 2020
Convertible senior notes [line items]
Principal amount		$ 57,500
Interest rate	5.75%
Effective interest rate	9.95%
Conversion price	$ 14.85
Convertible instruments number of shares issued	3,872,053
Percenrage of current market price on conversion price	130.00%